Additional Financial Information for Q3 2018

Definitions and Non-GAAP Measures

Direct written premiums represents the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct written premiums less premiums ceded to reinsurers. Net premiums earned are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve month period. Management uses direct written premiums and net written premiums, along with other measures, to gauge the Company’s performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Core other underwriting expenses - represents the total other underwriting expenses incurred by the Company during the respective fiscal period from its business located in New York.

Expansion other underwriting expenses - represents the total other underwriting expenses incurred by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Net operating income - is net income exclusive of realized investment gains, net of tax. Net income is the GAAP measure most closely comparable to net operating income.

Operating return on average common equity - is net operating income divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income and operating return on average common equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including realized investment gains, which may vary significantly between periods. Net operating income and operating return on average common equity are provided as supplemental information, are not a substitute for net income or return on average common equity and do not reflect the Company’s overall profitability or return on average common equity.

Net combined ratio excluding the effect of catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes on the net combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net combined ratio. We believe it is useful for investors to evaluate this component separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the net combined ratio excluding the effect of catastrophes. The most directly comparable GAAP measure is the net combined ratio. The net combined ratio excluding the effect of catastrophes should not be considered a substitute for the net combined ratio and does not reflect the Company’s net combined ratio.

The tables below detail the Core other underwriting expenses, Expansion other underwriting expenses, and other underwriting expenses, and the ratio of Core other underwriting expenses to Core direct written premiums, for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000’s except percentages)
Core and Expansion Other Underwriting Expenses Reconciliation:

Core other underwriting expenses	$4,747	$4,244	$503	11.9%	$14,064	$12,149	$1,915	15.8%
Expansion other underwriting expenses	447	231	216	93.5%	1,237	738	499	67.6%
Other underwriting expenses	$5,194	$4,475	$719	16.1%	$15,301	$12,887	$2,414	18.7%

Ratio of Core other underwriting expenses to Core direct written premiums reconciliation:

Other underwriting expenses	$5,194	$4,475	$719	16.1%	$15,301	$12,887	$2,414	18.7%
Direct written premiums	$38,785	$32,840	$5,945	18.1%	$107,175	$89,424	$17,751	19.9%

Ratio of other underwriting expenses to direct written premiums	13.39%	13.63%	-0.24%	(1.8)%	14.28%	14.41%	-0.13%	(0.9)%

Other underwriting expenses	$5,194	$4,475	$719	16.1%	$15,301	$12,887	$2,414	18.7%
Expansion other underwriting expenses	447	231	216	93.5%	1,237	738	499	67.6%
Core other underwriting expenses	$4,747	$4,244	$503	11.9%	$14,064	$12,149	$1,915	15.8%

Direct written premiums	$38,785	$32,840	$5,945	18.1%	$107,175	$89,424	$17,751	19.9%
Expansion direct written premiums	2,855	724	2,131	294.3%	5,919	953	4,966	521.1%
Core direct written premiums	$35,930	$32,116	$3,814	11.9%	$101,256	$88,471	$12,785	14.5%

Ratio of Core other underwriting expenses to Core direct written premiums	13.21%	13.21%	0.00%	-%	13.89%	13.73%	0.16%	1.2%

The table below details the ratio of Core other underwriting expenses to Core direct written premiums:

	Three months ended		$ or	Nine months ended		$ or
	September 30,		Point	September 30,		Point
	2018	2017	Change	2018	2017	Change

Core direct written premiums(1)	$35,930	$32,116	$3,814	$101,256	$88,471	$12,785

Core other underwriting expenses(2) as a percentage
of Core direct written premiums

Employment costs	5.93%	6.06%	-0.13%	6.16%	6.16%	0.00%
IT expenses	1.34%	1.17%	0.17%	1.22%	1.18%	0.04%
Underwriting expenses	1.49%	1.41%	0.08%	1.55%	1.45%	0.10%
State premium taxes	2.14%	2.09%	0.05%	2.22%	2.18%	0.04%
Professional fees	0.16%	0.23%	-0.07%	0.35%	0.40%	-0.05%
State regulatory fees	0.69%	0.38%	0.31%	0.73%	0.45%	0.28%
Other expenses	1.46%	1.87%	-0.41%	1.66%	1.91%	-0.25%
Total	13.21%	13.21%	0.00%	13.89%	13.73%	0.16%

(1)
This measure is not based on GAAP and is defined above in “Definitions and Non-GAAP Measures” and reconciled to Direct written premiums, the most directly comparable GAAP measure in the table above. Direct written premiums is defined above in “Definitions and Non-GAAP Measures”.
(2)
This measure is not based on GAAP and is defined above in “Definitions and Non-GAAP Measures” and reconciled to Other underwriting expenses, the most directly comparable GAAP measure, in the table above.

Book Value Per Share

The Company’s book value per share at September 30, 2018 was $8.54, a decrease of 3.3% compared to $8.83 at September 30, 2017.

	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17
Book Value Per Share	$8.54	$8.32	$8.27	$8.90	$8.83

% Increase or Decrease from specified period to 9/30/2018		2.6%	3.3%	-4.0%	-3.3%

The table below details the direct written premiums, net written premiums, and net premiums earned for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000’s except percentages)
Direct and Net Written Premiums Reconciliation:

Direct written premiums	$38,785	$32,840	$5,945	18.1%	$107,175	$89,424	$17,751	19.9%
Assumed written premiums	-	12	(12)	(100.0)%	1	18	(17)	(94.4)%
Ceded written premiums	(2,683)	(591)	(2,092)	354.0%	(19,409)	(20,719)	1,310	(6.3)%

Net written premiums	36,102	32,261	3,841	11.9%	87,767	68,723	19,044	27.7%
Change in unearned premiums	(8,568)	(10,747)	2,179	(20.3)%	(13,291)	(13,885)	594	(4.3)%

Net premiums earned	$27,534	$21,514	$6,020	28.0%	$74,476	$54,838	$19,638	35.8%

The table below details the Core direct written premiums, Expansion direct written premiums, and direct written premiums for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000’s except percentages)
Core and Expansion Direct Written Premiums Reconciliation:

Core direct written premiums	$35,930	$32,116	$3,814	11.9%	$101,256	$88,471	$12,785	14.5%
Expansion direct written premiums	2,855	724	2,131	294.3%	5,919	953	4,966	521.1%
Direct written premiums	$38,785	$32,840	$5,945	18.1%	$107,175	$89,424	$17,751	19.9%

The following table reconciles net operating income to net income and operating return on average common equity to return on average common equity for the periods indicated:

	Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common share amounts and percentages)
Net Operating Income and Diluted Earnings per Common Share Reconciliation:

Net income	$3,934	$0.36	$4,074	$0.38	$3,973	$0.37	$8,055	$0.77

Net realized loss (gain) on investments	(352)		(21)		278		(97)
Less tax benefit (expense) on net realized loss (gain)	(74)		(7)		58		(34)

Net realized loss (gain) on investments, net of taxes	(278)	$(0.02)	(14)	$(0.00)	220	$0.02	(63)	$(0.01)

Net operating income	$3,656	$0.34	$4,060	$0.38	$4,193	$0.39	$7,992	$0.76

Weighted average diluted shares outstanding	10,791,123		10,832,739		10,780,590		10,500,272

Operating Return on Average Common Equity (Annualized for Quarterly Periods) Reconciliation:

Net income	$3,934		$4,074		$3,973		$8,055
Average common equity	$90,046		$92,068		$92,972		$75,249
Return on average common equity (annualized for quarterly periods)	17.5%		17.7%		5.7%		14.3%

Net realized loss (gain) on investments, net of taxes	$(278)		$(14)		$220		$(63)
Average common equity	$90,046		$92,068		$92,972		$75,249
Effect of net realized loss on investments, net of taxes, on return on average common equity (annualized for quarterly periods)	-1.2%		-0.1%		0.3%		-0.1%

Net operating income	$3,656		$4,060		$4,193		$7,992
Average common equity	$90,046		$92,068		$92,972		$75,249

Operating return on average common equity (annualized for quarterly periods)	16.2%		17.6%		6.0%		14.2%

The following table reconciles the net combined ratio excluding the effects of catastrophes to the net combined ratio for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018	2017	Percentage Point Change		2018	2017	Percentage Point Change
Net Combined Ratio Excluding the Effect of Catastrophes Reconciliation:

Net combined ratio excluding the effect of catastrophes	84.6%	69.8%	14.8	pts	85.3%	76.8%	8.5	pts

Effect of catastrophe losses
Net loss and loss adjustment expenses	1.4%	0.0%	1.4	pts	8.2%	0.0%	8.2	pts
Net underwriting expense ratio	0.0%	0.0%	-	pts	0.6%	0.0%	0.6	pts
Total effect of catastrophe losses	1.4%	0.0%	1.4	pts	8.8%	0.0%	8.8	pts

Net combined ratio	86.0%	69.8%	16.2	pts	94.1%	76.8%	17.3	pts

The following table reconciles net operating income and diluted operating earnings per share exclusive of catastrophe financial impact to net operating income and diluted operating earnings per share for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2018		2017		2018		2017

	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common shares amounts)
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophe Financial Impact:

Net operating income	$3,656	$0.34	$4,060	$0.38	$4,193	$0.39	$7,992	$0.76

Catastrophe financial impact
Ceding commission revenue	-		-		459		-
Total expenses	350		-		5,097		-
Income from operations before taxes	350		-		5,556		-
Income tax expense	48		-		1,167		-
Total catastrophe financial impact	302	$0.03	-	$-	4,389	$0.41	-	$-

Net operating income exclusive of catastrophe financial impact	$3,958	$0.37	$4,060	$0.38	$8,582	$0.80	$7,992	$0.76

Weighted average diluted shares outstanding	10,791,123		10,832,739		10,780,590		10,500,272

The following table summarizes gross and net written premiums, net premiums earned, and loss and loss adjustment expenses by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

Gross premiums written:
Personal lines	$32,544,609	$26,729,634	$87,022,189	$69,331,085
Commercial lines	3,807,533	3,634,037	12,825,369	11,380,912
Livery physical damage	2,363,844	2,422,352	7,142,413	8,549,878
Other(1)	69,486	65,778	186,285	180,086
Total	$38,785,472	$32,851,801	$107,176,256	$89,441,961

Net premiums written:
Personal lines
Excluding the effect of quota share
adjustments on July 1	$25,799,427	$19,373,782	$64,463,230	$42,684,254
Return of premiums previously ceded to
prior quota share treaties (2)	4,553,345	7,140,088	4,553,345	7,140,088
Personal lines	30,352,772	26,513,870	69,016,575	49,824,342
Commercial lines	3,311,706	3,250,326	11,438,135	10,196,459
Livery physical damage	2,363,844	2,422,352	7,142,413	8,549,878
Other(1)	73,449	74,771	169,709	152,245
Total	$36,101,771	$32,261,319	$87,766,832	$68,722,924

Net premiums earned:
Personal lines	$21,537,581	$15,395,435	$56,809,219	$37,125,043
Commercial lines	3,542,230	3,125,137	10,195,912	8,953,476
Livery physical damage	2,398,005	2,939,032	7,320,065	8,616,365
Other(1)	56,091	54,804	150,942	142,999
Total	$27,533,907	$21,514,408	$74,476,138	$54,837,883

Net loss and loss adjustment expenses:
Personal lines	$9,652,796	$3,553,087	$31,096,528	$13,304,934
Commercial lines	2,263,789	1,535,862	5,514,051	4,294,440
Livery physical damage	894,874	1,417,332	3,160,670	3,643,007
Other(1)	(63,570)	10,226	313,408	32,824
Unallocated loss adjustment expenses	548,819	556,816	1,654,466	1,546,036
Total	$13,296,708	$7,073,323	$41,739,123	$22,821,241

Net loss ratio:
Personal lines	44.8%	23.1%	54.7%	35.8%
Commercial lines	63.9%	49.1%	54.1%	48.0%
Livery physical damage	37.3%	48.2%	43.2%	42.3%
Other(1)	-113.3%	18.7%	207.6%	23.0%
Total	48.3%	32.9%	56.0%	41.6%

1.
 “Other” includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2.
Effective July 1, 2018, we decreased the quota share ceding rate in our personal lines quota share treaty from 20% to 10%. The Cut-off of this treaty on July 1, 2018 resulted in a $4,553,000 return of unearned premiums from our reinsurers that were previously ceded under the expiring personal lines quota share treaty. Effective July 1, 2017, we decreased the quota share ceding rate in our personal lines quota share treaty from 40% to 20%. The Cut-off of this treaty on July 1, 2017 resulted in a $7,140,000 return of unearned premiums from our reinsurers that were previously ceded under the expiring personal lines quota share treaty.

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017

Revenues
Net premiums earned	$27,533,907	$21,514,408	$74,476,138	$54,837,883
Ceding commission revenue	1,044,529	1,717,610	4,430,855	8,208,000
Net investment income	1,602,371	1,033,307	4,543,226	2,917,111
Net gains (losses) on investments	352,025	20,998	(277,835)	96,915
Other income	353,077	328,330	961,581	926,189
Total revenues	30,885,909	24,614,653	84,133,965	66,986,098

Expenses
Loss and loss adjustment expenses	13,296,708	7,073,323	41,739,123	22,821,241
Commission expense	6,594,323	5,500,483	18,411,460	15,491,027
Other underwriting expenses	5,193,679	4,475,455	15,301,168	12,887,488
Other operating expenses	683,309	1,069,005	1,773,983	2,731,499
Depreciation and amortization	440,383	378,518	1,273,975	1,023,390
Interest expense	456,545	-	1,365,052	-
Total expenses	26,664,947	18,496,784	79,864,761	54,954,645

Income from operations before taxes	4,220,962	6,117,869	4,269,204	12,031,453
Income tax expense	287,232	2,043,948	296,111	3,976,560
Net income	3,933,730	4,073,921	3,973,093	8,054,893

Other comprehensive (loss) income, net of tax
Gross change in unrealized (losses) gains
on available-for-sale-securities	(242,453)	499,077	(4,591,699)	1,974,946

Reclassification adjustment for losses (gains)
included in net income	131,978	(20,998)	451,877	(96,915)
Net change in unrealized (losses) gains	(110,475)	478,079	(4,139,822)	1,878,031
Income tax benefit (expense) related to items
of other comprehensive (loss) income	12,416	(162,547)	858,377	(638,531)
Other comprehensive (loss) income, net of tax	(98,059)	315,532	(3,281,445)	1,239,500

Comprehensive income	$3,835,671	$4,389,453	$691,648	$9,294,393

Earnings per common share:
Basic	$0.37	$0.38	$0.37	$0.78
Diluted	$0.36	$0.38	$0.37	$0.77

Weighted average common shares outstanding
Basic	10,681,329	10,626,242	10,672,084	10,307,689
Diluted	10,791,123	10,832,739	10,780,590	10,500,272

Dividends declared and paid per common share	$0.1000	$0.0800	$0.3000	$0.2225

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2018	2017
	(unaudited)
Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$4,410,764 at September 30, 2018 and $5,150,076 at December 31, 2017)	$4,222,352	$4,869,808
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$144,572,834 at September 30, 2018 and $119,122,106 at December 31, 2017)	141,360,535	119,988,256
Equity securities, at fair value (cost of $18,494,309 at September 30, 2018 and
$13,761,841 at December 31, 2017)	18,876,690	14,286,198
Other investments	2,241,444	-
Total investments	166,701,021	139,144,262
Cash and cash equivalents	29,893,676	48,381,633
Investment subscription receivable	-	2,000,000
Premiums receivable, net	13,484,547	13,217,698
Reinsurance receivables, net	25,018,461	28,519,130
Deferred policy acquisition costs	17,123,248	14,847,236
Intangible assets, net	755,000	1,010,000
Property and equipment, net	5,798,042	4,772,577
Deferred income taxes	122,003	-
Other assets	4,476,703	2,655,527
Total assets	$263,372,701	$254,548,063

Liabilities
Loss and loss adjustment expense reserves	$53,942,957	$48,799,622
Unearned premiums	75,574,404	65,647,663
Advance premiums	2,888,720	1,477,693
Reinsurance balances payable	1,723,844	2,563,966
Deferred ceding commission revenue	2,517,468	4,266,412
Accounts payable, accrued expenses and other liabilities	6,108,345	7,487,654
Deferred income taxes	-	600,342
Long-term debt, net	29,251,206	29,126,965
Total liabilities	172,006,944	159,970,317

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,729,166 shares at September 30, 2018 and 11,618,646 at December 31, 2017; outstanding
10,701,727 shares at September 30, 2018 and 10,631,837 shares at December 31, 2017	117,291	116,186
Capital in excess of par	68,220,714	68,380,390
Accumulated other comprehensive (loss) income	(2,595,040)	1,100,647
Retained earnings	28,335,344	27,152,822
	94,078,309	96,750,045
Treasury stock, at cost, 1,027,439 shares at September 30, 2018
and 986,809 shares at December 31, 2017	(2,712,552)	(2,172,299)
Total stockholders' equity	91,365,757	94,577,746

Total liabilities and stockholders' equity	$263,372,701	$254,548,063